Investment Overview Anthony F. Earley, Jr. Chairman & Chief Executive Officer July 29, 2005

Safe Harbor Statement The information contained herein is as of the date of this presentation. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward- looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This presentation contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to: the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and growth or decline in the geographic areas where we do business; environmental issues, laws and regulations, and the cost of remediation and compliance associated therewith; nuclear regulations and operations associated with nuclear facilities; the higher price of oil and its impact on the value of section 29 tax credits, and the ability to utilize and/or sell interests in facilities producing such credits; implementation of electric and gas Customer Choice programs; impact of electric and gas utility restructuring in Michigan, including legislative amendments; employee relations and the impact of collective bargaining agreements; unplanned outages; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; the timing and extent of changes in interest rates; the level of borrowings; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; effects of competition; impact of regulation by FERC, MPSC, NRC and other applicable governmental proceedings and regulations; contributions to earnings by non-utility businesses; changes in federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the availability, cost, coverage and terms of insurance; the cost of protecting assets against, or damage due to, terrorism; changes in accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; and changes in the economic and financial viability of our suppliers, customers and trading counterparties, and the continued ability of such parties to perform their obligations to the company. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's, MichCon's and Detroit Edison's 2004 Form 10-K (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy, MichCon and Detroit Edison.

DTE Energy Is a Solid Investment Opportunity Driving Utility Performance Near-term earnings improvement Long-term financial strength Update on Non-Utility Businesses Consistent approach with demonstrated success Excess synfuel cash funding new growth opportunities Bringing scale to three core businesses Financial Strength Near term improvement in earnings and cash Continued focus on the balance sheet High dividend yield Proven Strategy & Track Record Sound utilities Consistent strategy Successful investment approach Solid management team

Substantial Regulatory Proceedings Are Behind Us MichCon and Detroit Edison recently completed rate cases Utility financial performance is expected to improve substantially in 2005 Constructive relationship with the Michigan Public Service Commission Innovative cost tracking mechanisms (bad debt, pension) Rate restructuring proceeding for Detroit Edison Recovery of environmental expenditures 2004 2005E 178 280 Utility Operating Net Income* ($ millions) $202 $345-375 MichCon Detroit Edison 78% * Reconciliation to GAAP reported earnings included in the financial appendix

Enhanced Visibility on Non-Utility Growth 1997 1998 1999 2000 2001 2002 2003 2004 2005E 13 42 68 84 162 205 231 254 305 20 Non-Utility Operating Net Income* ($ millions) $13 $42 $68 $84 $162 $205 $231 $254 $305-325 Due to the unique nature of our non-utility businesses, it has been a challenge to value the portfolio As the businesses have matured, we have an increased focus on creating scale in several business lines and shedding lower growth businesses Today we will introduce three distinct non-utility business segments for enhanced transparency and easier valuation * Reconciliation to GAAP reported earnings included in the financial appendix

Growth through Investment of $2.0B of Available Cash Our goal for reinvesting the cash is to at least replace the value the synfuels currently represent in our share price Currently we have an excellent near-term pipeline of investment opportunities Given the opportunities to grow the company in a disciplined way, it is unlikely that we will buy back stock in 2005 Share repurchase will continue to be an option and is always weighed against other alternatives - this creates discipline

Strong and Consistent Dividend Throughout the industry's turmoil, DTE Energy's dividend has remained stable Our dividend yield is 4.3%, above the industry median As our credit metrics improve, we will evaluate increasing the dividend S&P Electric Utilities vs. DTE Energy Indexed Average Quarterly Dividend Q1 1995 = 100 S&P Electrics DTE

Continued Balance Sheet Strength 2003 2004 2005E 2006E 52 51 50 48 1 2 DTE Energy Leverage* Historically, DTE Energy has maintained a strong balance sheet We will keep a strong balance sheet as a priority as we grow the company 52% 51% 50-51% Target 48-50% FFO/Debt 15% 26-28% Target 22-24% 21% * Excludes securitization debt, MichCon short-term debt, for 2003 & 2004 the QUIDS are included in the calculation to provide comparability with 2005 & 2006

DTE Energy - A Diversified Energy Company Detroit Edison Power and Industrial Projects Unconventional Gas Production Fuel Transportation and Marketing * Primarily MichCon, also includes Citizens Fuel Gas MichCon* Non-Utility Portfolio Corporate & Other

Today's Discussion Driving Utility Performance Anthony Earley, Chairman and CEO Growing the Non-Utility Businesses Gerard Anderson, President Financial Strength David Meador, Executive Vice President and CFO

Driving Utility Performance Anthony F. Earley, Jr. Chairman and Chef Executive Officer July 29, 2005

Safe Harbor Statement The information contained herein is as of the date of this presentation. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward- looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This presentation contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to: the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and growth or decline in the geographic areas where we do business; environmental issues, laws and regulations, and the cost of remediation and compliance associated therewith; nuclear regulations and operations associated with nuclear facilities; the higher price of oil and its impact on the value of section 29 tax credits, and the ability to utilize and/or sell interests in facilities producing such credits; implementation of electric and gas Customer Choice programs; impact of electric and gas utility restructuring in Michigan, including legislative amendments; employee relations and the impact of collective bargaining agreements; unplanned outages; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; the timing and extent of changes in interest rates; the level of borrowings; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; effects of competition; impact of regulation by FERC, MPSC, NRC and other applicable governmental proceedings and regulations; contributions to earnings by non-utility businesses; changes in federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the availability, cost, coverage and terms of insurance; the cost of protecting assets against, or damage due to, terrorism; changes in accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; and changes in the economic and financial viability of our suppliers, customers and trading counterparties, and the continued ability of such parties to perform their obligations to the company. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's, MichCon's and Detroit Edison's 2004 Form 10-K (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy, MichCon and Detroit Edison.

DTE Energy Is a Solid Investment Opportunity Driving Utility Performance Near-term earnings improvement Long-term financial strength Update on Non-Utility Businesses Consistent approach with demonstrated success Excess synfuel cash funding new growth opportunities Bringing scale to three core businesses Financial Strength Near term improvement in earnings and cash Continued focus on the balance sheet High dividend yield Sound Strategy & Track Record Sound utilities Consistent strategy Proven investment approach Solid management team

Rate case outcomes are driving near-term financial performance Long-term financial strength focuses on three areas: Continued regulatory progress - electric rate restructuring Investment in utility infrastructure Operating effectiveness Key Themes

Detroit Edison

Profile of Detroit Edison Tenth largest electric utility in the U.S. with 2.1 million customers 19,700 square kilometer service territory, primarily serving the Detroit Metropolitan area $3.6 billion in revenue, $13 billion in assets Detroit Michigan Service Territory Coal Nuclear Gas and Oil Hydro East 6948 1111 2102 917 Coal 6,948 MW Gas/Oil 2,102 MW Nuclear 1,111 MW Generation Capacity by Fuel Type Total Capacity = 11,078 MW Pumped Storage 917 MW

Detroit Edison's Regulatory Framework ~$2.9B equity base 11% allowed ROE 54% debt, 46% equity $374M base rate increase approved Nov. 2004 Power Supply Cost Recovery (PSCR) Mechanism Passes through fuel, purchased power, transmission and NOx allowance costs to customers Full recovery of environmental spending through 2004 Pension expense tracker Proposed tracker for retiree health care Greater Certainty of Recovery = Reduced Risk

2004 2005E 2006 Goal 178 270 320 20 Detroit Edison Net Operating Income* ($ millions) $178 $280-300 11% ROE: ~$320 Residential rate cap expiration Rate restructuring DTE Operating System improvements Detroit Edison's Improved Financial Performance Full year of rate increase, expiration of non-residential rate caps Ongoing cost control - DTE Operating System initiatives Lower customer Choice participation Below normal weather in 2004 Drivers of Achieving 2006 Authorized Return Drivers of 2005 Improvement * Reconciliation to GAAP reported earnings included in the financial appendix

Improving Financial Performance Despite Challenging Local Economy Detroit Edison Territory Sales - Weather Normalized (GWh) Despite current weak state economy, system sales up 1.5% annually since 2001 Long-term sales expected to grow at 2% annual rate Potential upside when economy strengthens 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 Actual 40596 41076 40625 42964 44255 45830 46551 47096 49706 51861 52617 51332 53584 52108 52222 Weather Normalized 40601 40071 41301 42583 43573 44691 46022 47366 49076 51053 52384 50787 52037 52637 53171 1995-2000: 3.2% CAGR 2001-2004: 1.5% CAGR CAGR: compound annual growth rate

Industrial Services Other 40 58 2 Detroit Edison Is Less Dependent on the Auto Industry Industrial Services Other 54 44 2 1980 Source: U.S. Department of Commerce, Bureau of Economic Analysis, "Regional Economic Accounts" Michigan Economy Activity by Sector Industrial 54% Services 44% 2006E Industrial 40% Services 58% Other 2% Other 2% The auto sector accounts for 15% of Detroit Edison's sales, but only 8% of gross margin Residential Commercial Other Industrial & Other Auto East 15082 13425 7801 6269 2004 Sales* Residential 35% Commercial 32% Other 18% Auto 15% * excludes Electric Choice customers ** revenue less power supply costs Residential Commercial Other Industrial & Other Auto East 45 37 10 8 2004 Gross Margin** Residential 45% Commercial 37% Other 10% Auto 8% Michigan's service sector (e.g., R&D, health care) continues to increase as a percent of the state economy

Michigan Public Service Commissioners Peter Lark (D) Chairman term ends 7/2/2009 Laura Chappelle (R) term ends 7/2/2007 Monica Martinez (D) term ends 7/2/2011 Appointed by Governor Granholm to replace Robert Nelson effective 7/3/2005

Level Playing Field Is Emerging Beginning in 2002, all customers were allowed to choose an alternative electricity provider Because of structural problems and historically low market power prices, many of Detroit Edison's commercial customers migrated to alternative suppliers, causing significant adverse financial impact 2004 Rate Orders Current Rate Restructuring Filing Eliminated incentive subsidies for customers to move to Choice Established transition charges for customers moving to Choice Modified utility return to service provisions Unbundle generation and distribution rates Phase out rate subsidies between customer classes Eliminate artificial price signals

Pre Post 5.8 5.2 Pre Post 10.1 8.3 Detroit Edison Rate Restructuring Proposal Pre Post 9.6 10.9 Residential 9.6¢ Commercial & Industrial Secondary 10.1¢ Commercial & Industrial Primary 5.8¢ 10.9¢ 8.3¢ 5.2¢ Average Rates (¢/KWh) Current Bundled Rates Proposed Unbundled & Cost Based Rates Current Bundled Rates Proposed Unbundled & Cost Based Rates Current Bundled Rates Proposed Unbundled & Cost Based Rates

Rate Restructuring Still on Schedule for Resolution in 2005 All similarly situated customers pay same distribution rates (both bundled and choice customers) All similarly situated customers pay/receive that same subsidy (both bundled and choice customers) 10% per year phase-out of rate subsidies beginning in 2007 for bundled customers Review of Detroit Edison's rates in 2007 based on actual 2006 results Rate Restructuring Calendar ALJ Proposal for Decision - Target Date October 27 Anticipated Final Order December 2005 Key Points of MPSC Staff Testimony Still on schedule for resolution in 2005

In addition to ongoing investments to improve reliability and customer satisfaction, we expect major investments in the next 5 to 7 years: Environmental compliance Possible new base load generation Working with MPSC to create a regulatory structure that ensures full and timely recovery of investments With the right regulatory structure, these new investments are an opportunity to grow utility earnings while enhancing service to customers Detroit Edison Investment Opportunities

2005E 2006E 2007E 2008E Capital 100 200 200 200 AFUDC/Indirect Costs 20 20 20 20 Projected Environmental Capital Costs ($ millions) Certain and Timely Recovery of Environmental Spending Full recovery of past environmental cost in 2004 rate case: $550M of capital expenditures included in rates NOx allowance costs recoverable through PSCR Pursuing enhanced cost recovery mechanism Avoid regulatory lag Avoid multiple rate cases Include SO2 and mercury allowance costs in PSCR $700 million total

Interim MPSC report states Michigan will need a minimum of 400-500 MW of additional electric capacity by 2009 and more in future years* No new base-load power plants have been built in Michigan in almost 20 years (recent additions all gas-fired) Peninsular geography makes it difficult to import additional power Need right long-term regulatory and legislative structure to encourage investment in new capacity Michigan Will Soon Need New Capacity * MPSC Capacity Needs Forum 7/1/05: http://www.michigan.gov/documents/cnf_7-1-05_129763_7.pdf

2005 Equity Base Environmental New Capacity 2012 Equity Base Capital 2900 2900 3220 Investments 350 500 3750 Building Rate Base at Detroit Edison $350 Net Income at 11% ROE ~$40M ~$55M $2,900 Illustrative Change in Equity and Net Income* ($ millions) ~$415M $500 $3,750 ~$320M * Assuming 50% equity / 50% debt financing of investments

MichCon

Profile of MichCon Fifth largest natural gas utility in the U.S. with 1.2 million customers 170 Bcf of gas sales, 144 Bcf of end user transportation sales 38,000 square kilometer service territory 124 Bcf of regulated gas storage; 11% of total Midwest and Northeast capacity $1.6 billion in revenue Detroit Service Territory Residential Commercial Industrial Other East 42 16 13 29 1Q 42% 2Q 16% 3Q 13% 2004 Sales Volume by Quarter 4Q 29%

MichCon's Regulatory Framework ~$760M equity base* 11% allowed ROE 50% debt, 50% equity $60M base rate increase approved April 2005 Uncollectible expense tracker 90% of difference from $37M level set in rates is deferred as a regulatory asset or liability and collected in rates 2004 uncollectible expense was $60M Gas Cost Recovery (GCR) mechanism Greater Certainty of Recovery = Reduced Risk * Estimate of 13 month average for period ending 12/31/05

2004 2005E 2006 Goal 24 65 82 10 MichCon Net Operating Income* ($ millions) $24 $65-75 * Reconciliation to GAAP reported earnings included in the financial appendix 11% ROE: ~$83 MichCon's Improved Financial Performance Full year of final rate increase and uncollectible tracker DTE Operating System improvements Partial year of final rate increase Implementation of uncollectible expense tracker Ongoing cost control - DTE Operating System initiatives Drivers of Achieving 2006 Authorized Return Drivers of 2005 Improvement

2005 Equity Base Pipeline Integrity & Enviro. System Expansion 2012 Equity Base Capital 760 760 850 900 Investments 90 50 Building Rate Base at MichCon Department of Transportation mandated pipeline integrity program for gas utilities involves inspection and repair of ~400 miles of pipeline in 2005-2012 Growth in Northern and Western Michigan has created need for system expansion Pursuing enhanced cost recovery mechanism Avoid regulatory lag Avoid multiple rate cases $760 Net Income at 11% ROE ~$10M ~$6M Illustrative Change in Equity and Net Income* ($ millions) ~$99M $90 $50 $900 ~$83M * Assuming 50% equity / 50% debt financing of investments

Focus on Cost Competitiveness DTE Operating System Improved reliability and customer service Mitigate inflation Offset higher commodity prices Fund capital investments Reduced need for future rate increases

DTE Operating System Has Delivered Big Savings: Re-engineered process Total cycle time for repair reduced from 30 days to 1 day Cost reduced by 51% Transformer Repair Costs Cut in Half

Developed proactive indicators of tube failure and enhanced furnace cleaning methods to extend life Boiler tubes lasting up to 7 times longer $8M annual savings from reduced outages DTE Operating System Has Delivered Big Savings: Boiler Tube Life Extended at Belle River Power Plant

Reduced cost per meter from $12 to $4 Significant productivity improvement Eliminated backlog Performance now recognized as best in class DTE Operating System Has Delivered Big Savings: Electric Meter Repair Cost Reduced by 67%

Ongoing Effort on DTE Operating System Savings 50 employees certified as black belts Over 120 projects currently underway Rigorous tracking of results and performance management SAP implementation a key tool in driving efficiency DTE Operating System Savings ($ millions) 2002 2003 2004 2005E Recurring O&M reductions 25 40 105 85 40 Recurring O&M reductions One time savings Savings passed to customers (PSCR) East 38 30 37 Sources of 2004 DTE Operating System Savings 35% 36% 29% $85 YTD

Summary Near-term, the financial performance of the utilities is improving as a result of recent rate case outcomes and operating improvements We are establishing a solid platform for future growth: Continued progress on the regulatory front will ensure a competitive playing field for choice Needed investment in the utilities, coupled with the right recovery mechanism, will increase rate base and grow earnings Continued use of the DTE Operating System

Update on DTE Energy's Non-Utility Businesses Gerard Anderson President July 29, 2005

Safe Harbor Statement The information contained herein is as of the date of this presentation. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward- looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This presentation contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to: the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and growth or decline in the geographic areas where we do business; environmental issues, laws and regulations, and the cost of remediation and compliance associated therewith; nuclear regulations and operations associated with nuclear facilities; the higher price of oil and its impact on the value of section 29 tax credits, and the ability to utilize and/or sell interests in facilities producing such credits; implementation of electric and gas Customer Choice programs; impact of electric and gas utility restructuring in Michigan, including legislative amendments; employee relations and the impact of collective bargaining agreements; unplanned outages; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; the timing and extent of changes in interest rates; the level of borrowings; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; effects of competition; impact of regulation by FERC, MPSC, NRC and other applicable governmental proceedings and regulations; contributions to earnings by non-utility businesses; changes in federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the availability, cost, coverage and terms of insurance; the cost of protecting assets against, or damage due to, terrorism; changes in accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; and changes in the economic and financial viability of our suppliers, customers and trading counterparties, and the continued ability of such parties to perform their obligations to the company. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's, MichCon's and Detroit Edison's 2004 Form 10-K (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy, MichCon and Detroit Edison.

DTE Energy Stock Is a Good Investment Driving Utility Performance Near-term earnings improvement Long-term financial strength Update on Non-Utility Businesses Consistent approach with demonstrated success Synfuel cash flows funding new growth opportunities Bringing scale to existing businesses Financial Strength Near term improvement in earnings and cash Continued focus on the balance sheet High dividend yield Sound Strategy & Track Record Sound utilities Consistent strategy Proven investment approach

Overview Investment approach and results Businesses we will exit/restructure Looking forward - discussion of areas of focus and near-term investment opportunities Update on cash flow available for investments Businesses we will focus on, build Power and Industrial Projects Unconventional Gas Fuel Transportation and Marketing Summary

DTE Energy's Non-Utility Businesses Have Consistently Produced Strong Returns and Earnings Growth 1997 1998 1999 2000 2001 2002 2003 2004 2005 Target ROE 18 18 24 23 15 20 22 19 20 2 Non-Utility Return on Equity* ($ millions) 24% 20% 22% 19% 23% 15% 1997 1998 1999 2000 2001 2002 2003 2004 2005E Net Income 13 42 68 84 162 205 231 254 305 20 Non-Utility Operating Net Income ($ millions) $84 $231 $254 $305-325 $162 $205 20-22% $68 $13 $42 18% 18% * Excludes Energy Marketing & Trading and technology related business lines

Roots of DTE Energy's Non-Utility Success Applied consistent, value-focused approach to investments since mid-1990's Built business lines around a handful of distinctive strengths Exercised discipline to avoid industry's big mistakes

Consistent, Value-Focused Approach to Investment Build around unique strengths Pursue closely interrelated niche businesses Seek sound, lower risk businesses with opportunities for additional value creation Focus where competition is manageable Build outward from a regional base of strength Build around a broad portfolio, not a single platform

DTE Energy's Distinctive Strengths Expertise in coal processing, transportation Knowledge of large/industrial energy users Skill in structuring transactions tied to federal incentives Expertise in physical trading and market fundamentals Historic Strengths Acquired Strengths Experience in unconventional gas production Position in Midwest/Northeast gas storage/transportation corridor

DTE Energy Avoided the Industry's Biggest Investment Pitfalls Avoided several rounds of investment in overseas assets Predicted the overbuild in generation sector - and largely avoided subsequent fallout Kept energy trading activities strategically focused, appropriate in scale

Near-Term Focus for DTE Energy's Non-Utility Businesses Continue to apply value- focused approach to invest strong near-term cash flows... ....into three core segments capable of achieving near-term income of $50-100M... ....producing a scale / focus that increases visibility and improves valuation Disciplined Investment Increased Scale Improved Visibility

DTE Energy Plans to Exit/Restructure Two Business Lines, Invest in Three Core Segments Future Opportunity Current Performance Low Medium High Low Medium High DTE Energy Technologies Peakers harvest $$ exit / divest monetize / restructure Core Focus Segments Synfuel Power and Industrial Projects Unconventional Gas Fuel Transportation and Marketing

Overview Investment approach and results Businesses we will exit/restructure Looking forward - discussion of areas of focus and near-term investment opportunities Update on cash flow available for investments Businesses we will focus on, build Power and Industrial Projects Unconventional Gas Fuel Transportation and Marketing Summary

We Are Exiting DTE Energy Technologies High natural gas prices making many distributed generation products uneconomic Plan to exit this business and take a $25-30M Q3 charge Will improve future net income and cash flow by $15M per year Part of effort to tighten focus on key non-utility businesses Share Price Uplift Avoided = ~ $15M Loss = 8.5¢/share x ~ 12 P/E Share = ~ $1.00/share impact

Peaker Portfolio Restructuring Michigan Assets Indiana Assets Illinois Assets Originally owned 225 MW Sold 150 MW @ $278/KW Losing ~$1M annually 160 MW GT Hedged through 2008 Losing ~$1M annually 320 MW GT Losing ~$7M annually Michigan market tightening - seeing significant run-time in '05 Expect value to rise 225 MW gas and steam Losing $4-5M annually 555 MW Gas Turbines 225 MW Gas Steam Current losses ~ $13 - $14M Total Portfolio

Peaker Portfolio Action Plan Believe portfolio can be driven to, at minimum, break-even by 2008 Currently working to sell remaining 75 MW Indiana Will seek sale of 160 MW position If economic sale not possible - re-contract in 2009 (after current hedge expires) Illinois Tightening SE Michigan market will enable us to neutralize losses Michigan

Financial Impact of Gas Peaker Portfolio Restructuring Peaker portfolio currently ~($1) drag on share price Believe we can neutralize by 2008 Potential upside as market for assets strengthens Loss = ($15 MM) = (8.5¢/share) x 12 P/E ~ ($1/share) Share Price Uplift = ~ $13-14M = ~ 8.0¢/share x ~ 12 P/E Share = ~ $1.00/share impact Avoided Loss

Overview Investment approach and results Businesses we will exit/restructure Looking forward - discussion of areas of focus and near-term investment opportunities Update on cash flow available for investments Businesses we will focus on, build Power and Industrial Projects Unconventional Gas Fuel Transportation and Marketing Summary

The Synfuel Business Will Provide Substantial Near-Term Cash 2004 1600 1600 1600 1600 1600 1600 1600 100 100 Prior Synfuel Cash Projection Production Upside Additional Hedging Expense Current Synfuel Cash Projection 2005 - 2008 Synfuel Cash Flow ($ billions) $1.6 $1.6 Synfuel production higher than projected Investing this upside to hedge future years

Our Synfuel Cash Flow Is Significantly Protected 2005 2006 420 520 $520 100% protected $420* 2005 2006** * Spent $50M of proceeds to hedge current and future synfuel cash flow 75% protected 2005 and 2006 cash flows are significantly protected We have begun to hedge 2007 cash flows ** Portion of proceeds could be spent on hedges Synfuel Cash Flow ($ millions)

Sources Uses Utility Equity* $2.0 $1.0 Projected Cash Flow Sources and Uses ($ billions) From 2005 to 2008, We Expect to Generate $2.0B in Non-Utility Cash $0.4 $1.6 Other Non-Utility Cash Flow Synfuel Cash Flow Non-Utility Debt Retirement $0.4 $0.6 $2.0 Cash available for growth investment or share buyback Could support ~$0.5B additional non-utility debt, depending on nature of investment * Equity portion of future environmental expenditures

Overview Investment approach and results Businesses we will exit/restructure Looking forward - discussion of areas of focus and near-term investment opportunities Update on cash flow available for investments Businesses we will focus on, build Power and Industrial Projects Unconventional Gas Fuel Transportation and Marketing Summary

We Plan to Invest in and Build the Scale of Three Non-Utility Segments Balance of Presentation Profile of three segments Current investment opportunities Valuation comparables Future Opportunity Current Performance Low Medium High Low Medium High DTE Energy Technologies Peakers harvest $$ exit / divest monetize / restructure Core Focus Segments Synfuel Power and Industrial Projects Unconventional Gas Fuel Transportation and Marketing

Power and Industrial Projects Portfolio of projects that supply energy inputs to - and manage energy assets for - large industrial users Essentially, all investments are asset-intensive and have long-term off-take agreements Business lines include Solid fuel supply / processing (coke, processed coal, petcoke) Utility services (steam, compressed air) Industrial scale generation / cogeneration Power generation and industrial energy from biomass Market for these products / services is large, enabling continued growth

Current Power and Industrial Projects Position Among the largest suppliers of energy services to industrial customers in the US Auto Steel Pulp & Paper Second-largest producer of power, industrial energy from biomass (33 sites) On-Site Energy Projects Biomass

Power and Industrial Projects - Net Income Net Income Excludes synfuels, power generation and overheads ($ millions) 1997 1998 1999 2000 2001 2002 2003 2004 2005 Power & Industrial 20 56 86 102 97 68 6 29 30

Power and Industrial Projects Investment Opportunities Portfolio asset acquisition $40-50M acquisition of portfolio of operating on-site projects Draws on on-site operating expertise Builds scale in existing auto, airport sectors Expect to close in Q3/Q4 Likely auto project expansion Approximately $15M expansion investment in existing facility Continues to add scale to industry leading on-site auto energy expertise Expect to close in Q3/Q4

Power and Industrial Projects Investment Opportunities Pulp & Paper Investing to displace expensive natural gas with pulverized pet coke at paper mill First facility in Vicksburg, Miss., began operating in May 2005 Second $10-15M facility under development; construction start likely by year-end Biomass Acquisition $20-25M acquisition of five projects Substantial expansion of this business line Closure likely in Q3/Q4

Power and Industrial Going Forward Power and Industrial projects projected to generate 2005 net income of $30M Continue to find good development opportunities, acquisitions in target business lines Believe segment can be brought to $50M+ scale by 2008 Longer term, we will focus on this segment and push it towards scale of ~$100M in income

Suggested Valuation Method: P/E Multiple for industrial gas companies Valuation Comparables for Power & Industrial Projects Comparable Forward P/E* 15X 2005 Net Income Guidance $30M $450M Range of Implied Market Value** * Details on comparables included in the appendix ** Computed using P/E multiple and net income guidance

Overview Investment approach and results Businesses we will exit/restructure Looking forward - discussion of areas of focus and near-term investment opportunities Update on cash flow available for investments Businesses we will focus on, build Power and Industrial Projects Unconventional Gas Fuel Transportation and Marketing Summary

What Is Unconventional Gas Production? Large portion of recent U.S. reserve additions are from unconventional sources Risk profile of unconventional plays lower than conventional Nature of reserves Much lower capital at risk

DTE's Experience with Unconventional Gas Spans 15 Years

DTE Energy

- First investments in unconventional gas began in 1990
  - Developed Antrim shale in northern Michigan
  - Successfully grew business to become one of Michigan's largest gas producers
- We have built a strong technical and operating expertise related to shale formations. Team has an average of ~20 years experience
- Now leveraging experience to enter new unconventional play
  - DTE has leased ~55,000 acres in the Barnett Shale

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DTE Has Developed a Substantial Unconventional Gas Business in the Antrim Shale

DTE Energy


Area of detail
Antrim Shale
DTE Acreage
DTE CO2 Plants

- DTE is the most active operator in Antrim Shale
  - 290,000 acres under lease
  - 1,925 wells
  - Drill ~100 wells per year
  - Produce 22 Bcf per year
  - 325 Bcf of proved reserves
- DTE gathers and processes approximately 90% of all Antrim gas produced (164 Bcf/year)
- DTE's strong Antrim Shale position facilitates expansion opportunities in other unconventional gas basins

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2004A 2005E 2006E 2007E 2008E 2005 Power & Industrial 20 40 45 35 15 10 25 Net Income* ($ millions) Capital Expenditures ($ millions) DTE has recently been active leasing additional acreage in proven areas Hold 80,000 acres of undeveloped leasehold Over 500 identified undrilled locations with potential for up to 120 Bcf Drilling this acreage - and roll-off of legacy $3 hedges - projected to triple income by 2008 Additional growth beyond this outlook could be realized through application of new technology advances * Forward years assume $6 gas price Antrim Shale: We Are Finding Low Risk Growth Opportunities 2004A 2005E 2006E 2007E 2008E 2005 Power & Industrial 11 10 15 20 25 5 5 $11 $10 $15 $20-25 $25-30 $25 $40 $45 $35-45 $15-40

Suggested Valuation Method The Value of Our Antrim Position is Driven by Proven Reserves $270-470M Gross Antrim Reserve Value $550-750M Less: Cost of Legacy Hedges* ($150M) Less: Allocated debt ($130M) Component Reserves (Bcf) Valuation Comparable ($/mcf) Proved 325 1.50-2.00 Possible and Probable 120 0.50-1.00 * Based on $3 market to hedge price differential Range of Implied Market Value Large component of proved reserves and significant growth potential Rationale

1999 2000 2001 2002 2003 2004 2005E Electric 0.11 0.22 0.37 0.6 0.83 1.03 1.2 Barnett Becoming a Leading Unconventional Gas Field in the U.S. The Barnett is an organically rich black shale similar to the Antrim Largest gas field in Texas 1.2 Bcf per day from 3,000+ wells Barnett Shale play has significant growth potential Less than 20% of potentially productive area developed to date Technological advances likely to improve current 10-15% recovery of gas in place Barnett Shale Production Bcf/d Source: Texas Railroad Commission

DTE Has Established an Attractive Position in the Barnett Shale DTE has leased ~55,000 net acres at average cost of $250/acre Productive area of the Barnett Shale continues to move south Jack Dallas/ Ft Worth Metropolitan Area Clay Montague Wise Denton Cooke ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? Palker Tarrant Hood Johnson Erath Somervell Palo Pinto ? ? ? ? ? ? ? ? ? ? Current Productive Area Hill Bosque Barnett wells ? ? ? ? ? Net DTE Acreage 32k 4k 12k 5k 1k 1k

Proven area Expect to drill 10-20 wells Shooting seismic in preparation for drilling Jack Dallas/ Ft Worth Metropolitan Area Clay Montague Wise Denton Cooke ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? Palker Tarrant Hood Johnson Erath Somervell Palo Pinto ? ? ? ? ? ? ? ? ? ? Current Productive Area Hill Bosque Barnett wells ? ? ? ? ? 32k 4k 12k 5k 1k 1k DTE Acreage Development Update 2k DTE Acreage Activities Over the last 6 months, DTE has been involved in drilling 6 gross wells outside of core acreage holdings >3 MMcf/d production from 3 net wells, and 14 Bcf proved reserves Net DTE Acreage ? ? ? ? ? ? ?

DTE Acreage Development Update - Large Emerging Area Drilled 2 wells; 1 currently producing, 1 yet to be completed Other producers have drilled successful wells 1- 3 MMcf/d rates Area appears to be similar to other productive expansion areas Drilled 1 core well - confirmed gas in shale Drilled second well - will fracture in coming weeks Other producers also testing same area 9k 44k Jack Dallas/ Ft Worth Metropolitan Area Clay Montague Wise Denton Cooke ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? Palker Tarrant Hood Johnson Erath Somervell Palo Pinto ? ? ? ? ? ? ? ? ? ? Current Productive Area Hill Bosque Barnett wells ? ? ? ? ? 32k 4k 12k 5k 1k 1k Net DTE Acreage DTE Acreage Activities

DTE Will Continue Its Test Program In Unproven Areas and Begin Development in Proven Areas In proven areas, development drilling will begin Potential for 15-30 wells Plan to drill 5-10 additional wells this year In emerging areas, will continue to drill selected locations and prepare for full scale development Plan to drill 2-4 additional wells yet this year In the potential areas, will continue with production testing Drill 3-5 test wells by year end Will continue to advance strong understanding of the potential of acreage position over next 6-12 months 9k 44k 2k

Investment required to establish DTE's current Barnett position has been modest Full development of existing acreage position would provide significant investment opportunity $250-400M capital investment Can be deployed in small increments as acreage is proven up Investments would generate net income of $30-60M by 2008 The Barnett Shale Could Provide Material Investment and Income Opportunity for DTE Activity As of 7/1/2005 ($M) Acreage acquisition $14 Seismic $2 Drilling $15 Total $31

Suggested Valuation Method $200-800M Range % of acreage developed* Wells @ 100 acre spacing Reserves per well (Bcf) Proved-undeveloped reserve comparable ($/mcf) High 70% 385 2 1.00 Low 50% 275 1 0.75 The Value of Our Barnett Holdings Could Be Very Material * Out of 55,000 acres currently leased by DTE Range of Implied Potential Market Value Large growth potential contingent upon successful testing Rationale Full potential market value will be realized only if/when holdings are proven out Current market value is ~$50-100M

Potential Acquisition Would Diversify DTE's Barnett Holdings DTE has entered into a letter of intent to purchase Barnett assets Currently in late stages of due diligence Transaction has good mix of producing wells and undeveloped acreage 18,000+ acres and 40 producing wells Complements and diversifies our Barnett portfolio Large drilling inventory immediately available Drilling investment could amount to $150-200M over the next 4 - 5 years

Strategy and Aspirations for Unconventional Gas Continue to bolster our strong Antrim Shale position in Michigan, tripling income contribution over the next five years Prove up existing Barnett acreage and selectively add to this position through additional leasing or small acquisitions Have potential to generate $75-100M in net income by 2008/09 from the unconventional gas segment Capital investment could range from $400-600M over next 4-5 years

Overview Investment approach and results Businesses we will exit/restructure Looking forward - discussion of areas of focus and near-term investment opportunities Update on cash flow available for investments Businesses we will focus on, build Power and Industrial Projects Unconventional Gas Fuel Transportation and Marketing Summary

Fuel Transportation and Marketing Coal Marketing and Transportation Energy Marketing and Trading Gas Pipelines and Storage Leverages DTE's scale as coal user and its expertise in coal transportation and marketing Largest 3rd party shipper of coal in North America Marketing and trading of coal and emissions credits Focus is on physical marketing and extracting maximum value from DTE's assets Markets and trades power and gas Ownership interests in regional gas pipeline and storage assets Michigan has most storage capacity of any state in the Midwest / Northeast (~600 Bcf) and greatest expansion potential

Fuel Transportation and Marketing - Net Income 1997 1998 1999 2000 2001 2002 2003 2004 2005E Coal Services 1 1 4 8 14 13 10 19 21 Trading -7 8 10 44 26 30 44 17.5 Pipelines & Storage 8 9 16 14 22.5 Net Income ($ millions) Coal Marketing & Transport Energy Marketing & Trading Pipelines & Storage

Gas Pipelines and Storage Current Position and Strategic Thrust Capitalize on growing demand for pipeline and storage capacity in Ontario and the Northeast Expand Vector, which serves Ontario and the Northeast and is directly connected to DTE's storage Develop Millennium to connect Michigan storage to attractive Northeast market Expand Michigan storage to serve these markets Vector (40% ownership in 1.0 Bcf/d pipeline) Millennium (partner in proposed 0.5 Bcf/day pipeline) Chicago Detroit New York City Gas Storage Fields (~70 Bcf non-utility storage) Dawn Niagara

Gas Pipelines and Storage Investment Opportunities Millennium Pipeline 186 mile pipeline to be installed in an existing Columbia pipeline corridor Designed to deliver winter storage to Northeast market (0.5 Bcf/d) Anchor shippers will be New York LDC's In service November 2007 DTE's expected equity investment is ~$50M Vector Expansion Vector pipeline connects Chicago to Dawn Current capacity is 1 Bcf/d Gas demand growth in Ontario and Northeast is driving Vector expansion Expansion of 0.25 Bcf/d highly probable with in- service date of November 2007 DTE share of expansion capital is ~$35M

Gas Pipelines and Storage Investment Opportunities (continued) Gas Storage Expansion Own ~70 Bcf of non-utility storage in Michigan Currently adding ~15 Bcf of storage capacity in Michigan at cost of ~$40M (in-service April 2006) Expect to add additional 15-35 Bcf of capacity over the next five years to serve growing Ontario and Northeast markets Capital investment of $100-150M over five years ($20-30M annually)

Coal Marketing and Transportation In 2005, Coal Marketing and Transportation projected to generate ~$21M in net income Going forward, Coal Marketing and Transportation will enhance position by acquiring strategic physical assets across coal value chain Currently evaluating a number of assets to implement this strategy

Energy Marketing and Trading Strong physical marketer / trader of electricity and natural gas Has been and continues to be a solid contributor to DTE: Consistent financial performance over last five years Adds tangible value to other non- utility business Recent change in mix of earnings: Expansion in DTE's gas business Reduction in electric margins due to adjustment to new Midwest ISO rules, entry of new financial players Economic gross margin ($ millions) YTD 2004 YTD 2005 2005 Electric 34 22 Gas 19 37 $53 $59 Gas Electric $19 $37 $22 $34 YTD 6/30/04 YTD 6/30/05

Suggested Valuation Method Fuel Transportation and Marketing - Current Valuation Ranges $740-930M Range of Implied Market Value** * Details on comparables included in the appendix Pipelines & Storage Energy Trading & Marketing Coal Transportation & Marketing 17-19X P/E Comparable* 10X 12X $20-25M 2005 Net Income Guidance $15-20M $21M ** Computed using high & low of P/E ranges and net income guidance

Strategy and Aspirations for Fuel Transportation and Marketing Capitalize on growing demand for pipeline and storage capacity in Ontario and the Northeast via expansions of Vector and Michigan storage, and development of Millennium Grow Coal Marketing and Transportation business via acquisition of strategic physical assets across the coal value chain Continue to be a strong physical player in power and gas marketing and trading with a focus on extracting maximum value from DTE's assets Believe Fuel Transportation & Marketing can grow from current $45-55M scale to ~$100M net income segment by 2008

Overview Investment approach and results Businesses we will exit/restructure Looking forward - discussion of areas of focus and near-term investment opportunities Update on cash flow available for investments Businesses we will focus on, build Power and Industrial Projects Unconventional Gas Fuel Transportation and Marketing Summary

We Have a Solid Near-Term Pipeline of Investment Opportunities

DTE Energy

Segment	Opportunity	Capital* ($ millions)		Timeframe/Comment
		2005	2006-08	
Power & Industrial	• On-site portfolio acquisition • Expansion of existing auto project • Pulverized pet coke facility • Acquisition of five biomass projects • Projects in mid-stage development	• ~$40-50 • ~$15 • ~$10-15 • ~$20-25 • TBD	TBD	• Q3/Q4, 2005 close • Q3/Q4, 2005 construction • Q4, 2005 construction • Q3/Q4, 2005 close
Unconventional Gas	• Antrim drilling program • Barnett drilling program and acquisition	• ~$40 • ~$50-100	• ~$100-130 • ~$200-350	• $10M/yr above historic levels • Future spend will be a function of success over next year
Fuel Transportation & Marketing	• Gas storage expansion (~15 Bcf) • Vector pipeline expansion • Millennium pipeline development • Coal marketing and transport related acquisition	• ~$5 • -- • -- • TBD	• ~$75-115 • ~$35* • ~$50* • TBD	• First 15 Bcf in-service April 2006 • 2006/07 (primarily '07) • 2006/07 • Currently under evaluation

* DTE equity, excludes non-recourse project debt

56

Strong Investment Opportunities Make a Share Repurchase Unlikely in 2005 We always evaluate share repurchases as an alternative to investment Currently have strong investment opportunities in three core focus segments Investment have risk-adjusted returns well above that of a share repurchase As a result, share repurchase in 2005 unlikely

Summary Valuation of DTE's Non-Utility Business - Today at Market Comparable P/Es Implied Market Value ($ millions) Power and Industrial Projects 450 Fuel Transportation and Marketing $740 - 930 Total ~$2,600 - 3,100 * NPV of synfuel cash at discount rate of 8- 9% ** Based on 175M shares outstanding *** Total corporate overheads of $20M multiplied by blended non-utility P/E excluding synfuels of ~14x $15 $7.5 $7.5 Value of non-utility businesses with restructuring and improved visibility (low end of range) Synfuel value Value of DTE's non-utility businesses (ex synfuel) Value in $/share** ($ millions) Synfuels $1,300 - 1,400* Unconventional Gas Production Michigan Barnett $270 - 470 50-100 $355 - 555 Corporate Overheads ($280)***

Potential Value From Better Segment Visibility and Redeployment of Synfuel Cash *** Based on 175M shares outstanding *** Cost of debt of 6%, tax rate of 35% and P/E multiple of 14 *** Assumes blended P/E multiple of 14 $7.5 $0.6B debt retirement** Value of non-utility businesses with restructuring and improved visibility Future Value (in $/share*) $1B equity investment for growth*** ~$2 Range of value $17-21 $7.5 $3.5 $11 Recent analyst assessments of non-utility value Current Value (in $/share*) Non-utility business (ex synfuels) Synfuels 15% ROE $8-12 10% ROE

Putting It All Together Anticipate $2B of cash available for redeployment Exiting DTE Energy Technologies, reshaping peaker portfolio Increasing non-utility focus on three core business segments Power and Industrial Projects Unconventional Gas Fuel Transportation and Marketing Good slate of investment opportunities As in past, our approach will be disciplined, value focused Objective is to bring these three core business segments to scale, increase their visibility and valuation

Appendix

Detailed Valuation Comparables for Power & Industrial Projects Power & Industrial Projects Power & Industrial Projects Current market cap ($B) P/E Multiple P/E Multiple Ticker Name Current market cap ($B) 2005 2006 APD AIR PRODUCTS & CHEMICALS INC 13.6 19.1x 16.8x ARG AIRGAS INC 2.0 17.9x 15.6x BOX BOC GROUP PLC-SPONSORED ADR 9.3 15.1x 14.0x AI.PA L'AIRE LIQUIDE 19. 5 18.0x 16.2x PX PRAXAIR INC 15.8 19.9x 17.4x Median 18.0x 16.2x 15x used for DTE to adjust for scale impact

Detailed Valuation Comparables for Pipelines and Storage Large Cap Midstream Companies Large Cap Midstream Companies Current market cap ($B) P/E Multiple P/E Multiple Ticker Name Current market cap ($B) 2005 2006 TRP TRANSCANADA CORP 13.1 19.4x 17.6x WMB WILLIAMS COS INC 11.9 23.9x 19.9x ENB.TO ENBRIDGE INC 9.6 21.3x 20.2x EP EL PASO CORP 8.0 18.7x 14.2x STR QUESTAR CORP 5.8 20.3x 17.6x EQT EQUITABLE RESOURCES INC 4.3 20.3x 18.6x Median 20.3x 18.1x Applied range of 17x-19x for valuation of Pipelines and Storage segment

Detailed Valuation Comparables for Trading & Marketing Investment banks Investment banks Current market cap ($B) P/E Multiple P/E Multiple Ticker Name Current market cap ($B) 2005 2006 BSC BEAR STEARNS COMPANIES INC 15.4 10.8x 10.7x GS GOLDMAN SACHS GROUP INC 52.1 11.8x 11.2x LEH LEHMAN BROTHERS HOLDINGS INC 29.1 11.5x 11.7x MER MERRILL LYNCH & CO INC 56.3 12.4x 11.1x MWD MORGAN STANLEY 58.7 12.3x 10.9x Median 11.8x 11.1x Railroads Railroads Current market cap ($B) P/E Multiple P/E Multiple Ticker Name Current market cap ($B) 2005 2006 BNI BURLINGTON NORTHERN SANTA FE 19.6 13.7x 12.2x CSX CSX CORP 9.9 14.8x 13.2x GWR GENESEE & WYOMING INC-CL A 0.8 17.0x 14.0x NSC NORFOLK SOUTHERN CORP 14.1 13.9x 12.1x UNP UNION PACIFIC CORP 18.0 20.2x 14.8x Median 14.8x 13.2x 10x used for DTE to adjust for scale impact 12x used for DTE to adjust for scale impact

Financial Strength David Meador Executive Vice President & Chief Financial Officer July 29, 2005

Safe Harbor Statement The information contained herein is as of the date of this presentation. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward- looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This presentation contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to: the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and growth or decline in the geographic areas where we do business; environmental issues, laws and regulations, and the cost of remediation and compliance associated therewith; nuclear regulations and operations associated with nuclear facilities; the higher price of oil and its impact on the value of section 29 tax credits, and the ability to utilize and/or sell interests in facilities producing such credits; implementation of electric and gas Customer Choice programs; impact of electric and gas utility restructuring in Michigan, including legislative amendments; employee relations and the impact of collective bargaining agreements; unplanned outages; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; the timing and extent of changes in interest rates; the level of borrowings; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; effects of competition; impact of regulation by FERC, MPSC, NRC and other applicable governmental proceedings and regulations; contributions to earnings by non-utility businesses; changes in federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the availability, cost, coverage and terms of insurance; the cost of protecting assets against, or damage due to, terrorism; changes in accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; and changes in the economic and financial viability of our suppliers, customers and trading counterparties, and the continued ability of such parties to perform their obligations to the company. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's, MichCon's and Detroit Edison's 2004 Form 10-K (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy, MichCon and Detroit Edison.

DTE Energy Is a Solid Investment Opportunity Driving Utility Performance Near-term earnings improvement Long-term financial strength Update on Non-Utility Businesses Consistent approach with demonstrated success Excess synfuel cash funding new growth opportunities Bringing scale to three core businesses Financial Strength Near term improvement in earnings and cash Continued focus on the balance sheet High dividend yield Proven Strategy & Track Record Sound utilities Consistent strategy Successful investment approach Solid management team

Overview New business segments will provide increased focus and enhanced financial disclosure Normalized Q2 earnings are greatly improved 2005 guidance remains unchanged Balance sheet remains strong and cash metrics are improving

Creating Focus and Scale - New Business Segments Q2 2005 Financial Results Reconfirming 2005 Guidance Balance Sheet Strength & Dividend

Electric Utility Gas Utility Non-Utility East 12798 3072 5673 Since 1997 DTE Energy Has Changed Significantly Electric Utility Gas Utility Non-Utility East 412 0 31 Electric Utility Gas Utility Non-Utility East 290 70 315 Electric Utility Gas Utility Non-Utility East 10600 0 592 1997 Net Income Assets 2005E Net Income Assets* Key Changes MCN Energy Acquisition MichCon Midstream Gas Synfuel Antrim Production Non-Utility Growth Energy Services Coal Related Businesses Energy Trading Non-Core Asset Disposal $800M of MCN Assets Transmission * At 6/30/05

DTE Energy Going Forward Detroit Edison MichCon Non-Utility Portfolio Driver/Action Rate base growth Regulatory Proceedings DTE Operating System Targeted Performance Create scale in several business lines Shed smaller lower growth businesses Goal Satisfy customers Earn authorized return Meet cash flow targets Scale will most likely come from Power and Industrial Projects Unconventional Gas Midstream pipelines and storage

Power Generation Energy Services Coal Services Biomass Energy Trading & CoEnergy Portfolio Energy Resources Power Distribution DTE Energy Technologies Energy Dist. Gas Distribution Non Utility Energy Gas Energy Gas Holding Company Energy Tech Investments Corp. & Other We Have Created a New Reporting Structure Detroit Edison Non- Utility Portfolio Corporate & Other MichCon* Power and Industrial Projects Unconventional Gas Production Fuel Transportation and Marketing Previous Structure New Structure * Primarily MichCon, also includes Citizens Fuel Gas

Creating Focus and Scale - New Business Segments Q2 2005 Financial Results Reconfirming 2005 Guidance Balance Sheet Strength & Dividend

Q2 2005 Operating Earnings Operating Earnings per Share* Detroit Edison $0.26 Power and Industrial Projects $0.12 Unconventional Gas Production $0.00 Non-Utility Portfolio $0.12 Fuel Transportation and Marketing $0.00 Corporate & Other ($0.16) MichCon ($0.01) * Reconciliation to GAAP reported earnings included in the appendix $0.21

Year-to-Date 2005 Operating Earnings Operating Earnings per Share* Detroit Edison $0.59 Power and Industrial Projects $0.49 Unconventional Gas Production $0.01 Non-Utility Portfolio $0.44 Fuel Transportation and Marketing ($0.06) Corporate & Other ($0.22) MichCon $0.33 * Reconciliation to GAAP reported earnings included in the appendix $1.14

DTE Energy Q2 Earnings Summary Operating Earnings* ($ millions) * Reconciliation to GAAP reported earnings included in the appendix Q2 2004 Deco MichCon Non-Ute Syn Impacts Corp Q2 2005 Syn Impacts Q2 2005 underlying 52 52 87 113 80 37 37 37 99 36 26 29 45 44 62 17 $52 Q2 2004 Detroit Edison MichCon Non-Utility Synfuel - Oil Price Impacts Holding Company Q2 2005 Synfuel Oil Price Impacts Q2 2005 Underlying Earnings Power $36 $26 $28 ($62) ($43) $37 $62 $99 Earnings Per Share ($) $0.30 0.20 0.15 0.16 (0.35) (0.25) $0.21 0.35 $0.56 ($17) ($45) Q2 Deferred Synfuel Variable Note Payment Mark-to-market loss on synfuel oil hedges

Margin up significantly driven by rate increase and weather Decreased regulatory deferrals post rate case Consistent with final rate order, merger interest held at corporate starting in 2005 Increased health care and benefit cost escalation Improved Results at Detroit Edison - Q2 2004 vs. Q2 2005 Variance 2004 Margin Reg Def Merger Interest Benefits Other 2004 10 10 43 43 45 45 46 46 13 10 8 1 $10 Q2 2004 Q2 2005 $46 ($13) $1 Margin Regulatory Deferrals Key Drivers Merger Interest Other Operating Earnings* ($ millions) * Reconciliation to GAAP reported earnings included in the appendix Benefits $10 ($8) $46

Detroit Edison Gross Margin Variance Q2 2004 vs. Q2 2005 rate relief Weather Economy Other Margin Total Electric Margin Improvement Merger Interest 35 57 57 66 35 29 7 9 4 70 $23 $19 ($5) $46 $6 $3 Detroit Edison Gross Margin ($ millions, after-tax) Rate Relief Total Electric Margin Improvement Weather Economy Choice Other Margin Final order rate increase Increased cooling demand due to above normal weather (cooling degree days up 90%) Continued weak economic conditions in the industrial and large customer segments Lower overall electric choice levels from 2004 NOTE: Margin realigned with O&M to reflect Transmission costs that now flow through the PSCR mechanism Key Drivers

Final order rate increase Higher gas margins due to storage revenues Consistent with final rate order, merger interest held at corporate starting 2Q 2005 Lower depreciation expense and operating costs 2004 Rate Relief Gas Margins Merger Interest Other 2005 -28 -21 -16 -10 -2 -2 -7 -5 -6 -8 Improved Results at MichCon - Q2 2004 vs. Q2 2005 Variance ($28) Q2 2004 Q2 2005 Rate Relief Other Gas Margins Merger Interest Operating Earnings* ($ millions) * Reconciliation to GAAP reported earnings included in the appendix Key Drivers $7 $5 $6 $8 ($2) NOTE: Effective tax rate quarterly impacts have been normalized as part of the ETR operating earnings adjustments, reconciliation details in appendix

Non-Utility Operating Earnings* ($ millions) Non-Utility Portfolio Q2 2004 vs. Q2 2005 Variance * Reconciliation to GAAP reported earnings included in the appendix Increased coke battery profitability driven by higher coke prices Increased synfuel production tied to additional selldowns Synfuel accounting adjustments related to the oil hedge MTM and variable note payments Q2 2004 Syn Prod MTM Gain Reserve Other Q2 2005 54 54 61 68 22 20 20 6 24 17 46 2 $54 Q2 2004 $5 $24 ($17) ($45) $20 Power & Industrial Projects (excl. synfuels Synfuel Production Mark-to-market loss on oil hedges Q2 deferred synfuel variable note payment Q2 2005 Key Drivers Other ($1)

Synfuel Revenue Recognition Similar to the first quarter, given the level and continued volatility of oil prices, we deferred recognition of the portion of synfuel earnings tied to the variable payments from facilities we have partially sold This is due to the conservative accounting principles for gain recognition We believe that the potential for a phase-out in 2005 is unlikely, but still difficult to predict with certainty Until the accounting certainty requirement has been met, we will continue to defer recognition of the variable portion of synfuel sales proceeds until later in the year

($ millions, after-tax) * Assumes average oil price for the calendar year remains below the phase-out threshold Recognition of 2005 Synfuel Earnings

Our Synfuel Cash Flow Is Significantly Protected 2005 2006 420 520 $520 100% protected $420* 2005 2006** * Spent $50M of proceeds to hedge current and future synfuel cashflow 75% protected 2005 and 2006 cash flows are significantly protected We have begun to hedge 2007 cash flows ** Portion of proceeds could be spent on hedges Synfuel Cash Flow ($ millions)

Year-to-Date Cash Flow ($ millions) * Accounted for as 'investing activity' on statement of cash flows YTD 6/30/2004 Adjusted cash from operations reached $824M, a 36% improvement over 2004 Year-to-date synfuel production payments were $57M higher In total, net cash after capital spending and dividends totaled $233M, a $175M improvement over last year Year-to-date cash flow is significantly higher over 2004 YTD 6/30/2005

Year-to-Date Capital Expenditures Detroit Edison Operation $273 - 9 MichCon 44 Non-Utility Corporate 19 Total $432 ($ millions) 21 48 Environmental - SAP Implementation - Maintenance - Growth - $252 7 44 50 10 $430 31 36 Detroit Edison's operation- based capital spending has declined, primarily due to the timing of Nuclear Fuel payments SAP Implementation spending has increased in preparation for the rollout of the new SAP platform Non-Utility growth spending declined due to the timing of project spend 18 Year-to-date capital spending is at last year's level YTD 6/30/2004 YTD 6/30/2005

Creating Focus and Scale - New Business Segments Q2 2005 Financial Results Reconfirming 2005 Guidance Balance Sheet Strength & Dividend

2005 Operating Earnings Guidance 2004 2005 2005 Non-Regulated 241 315 310 Regulated Gas 23 80 70 Regulated Electric 178 280 290 Holding Company -15 -65 -65 $427 Detroit Edison MichCon Non-Utility EPS $2.46 $178 $24 $254 Corporate & Other $580-635 $270-290 $75-85 $305-325 $3.30-3.60 * Reconciliation to GAAP reported earnings included in the appendix ($65-70) 2004 Actual* 2005 Previous Guidance 2005 earnings guidance maintained but remixed based on first half experience Re-mix of components based on: Cooling demand Timing and amount of gas rate relief Synfuel production Storage inventory accounting In addition, we are maintaining our previously provided guidance on cash flow and capital expenditures Operating Earnings ($ millions) ($29) $280-300 $65-75 $305-325 $3.30-3.60 ($65-70) $580-635 2005 Revised Guidance Note: 2004 and 2005 realigned to reflect new segment orientation

2005 Non-Utility Earnings Guidance Non-Utility Operating Earnings* ($ millions) The Power and Industrial Projects segment has improved primarily due to increased synfuel production The Fuel Transportation and Marketing segment has declined primarily due to the timing of the CoEnergy storage accounting impact Overall, the 2005 non-utility operating earnings are projected to realize over 20 percent year-over-year growth (11) (11) (12) Corporate Overheads 21 18 19 Coal Transportation & Marketing 15-20 50-55 44 Trading & Marketing $305-325 $305-325 $254 Total Non-Utility Operating Earnings $45-55 $79-84 $69 Fuel Transportation and Marketing $10 $10 $6 Unconventional Gas Production (7) (7) (8) Corporate Overheads (13) (13) (17) Power Generation 240-250 206-216 191 Synfuels (including overheads & oil hedge costs) 20-25 22 18 Pipelines & Storage 30 30-35 13 Other Power & Industrial Projects $250-260 $216-231 $179 Power & Industrial Projects 2004 Actual* 2005 Previous Guidance** 2005 Revised Guidance * Reconciliation to GAAP reported earnings included in the appendix (2) (2) (3) Corporate Overheads 12 12 9 Operations ** Reconciliation of 2005 previous earnings guidance to current business segments included in appendix

2005 Key Drivers Operating Earnings ($ millions) Year-to-Date Q3/Q4 Total Detroit Edison $103 $177-197 $280-300 MichCon 56 9-19 65-75 Power & Industrial Projects 86 164-174 250-260 Unconventional Gas Production 1 9 10 Fuel Transportation & Marketing (10) 55-65 45-55 Corporate & Other (38) (27-32) (65-70) Total $198 $382-437 $580-635 Key Drivers Rate relief, choice levels & O&M Rate relief, weather & O&M Production, revenue recognition Mark-to-market (gas pricing), storage withdrawal Production volumes

Creating Focus and Scale - New Business Segments Q2 2005 Financial Results Reconfirming 2005 Guidance Balance Sheet Strength & Dividend

Continued Balance Sheet Strength 2003A 2004A 2005E 2006E Non-Regulated 49 48 50.5 49 3 3 52% 51% 50-51% Target 48-50% DTE Energy Leverage QUIDS 3% 49% 3% 48% 2003A 2004A 2005E 2006E Non-Regulated 15 21 23 27 22-24% Target 26-28% FFO/Debt 15% 21% The balance sheet remains strong Utility debt will be managed to achieve targeted balance sheet metrics Parent company debt will be reduced $200M in 2005, consistent with our cash redeployment plan DTE Energy has over $1B of excess liquidity * Excludes securitization debt, MichCon short-term debt, for 2003 & 2004 the QUIDS are included in the calculation to provide comparability with 2005 & 2006

DTE Energy Has an Attractive Dividend Yield PGN 0.0526 ED 0.0478 AEE 0.0457 XEL 0.0447 DTE 0.0433 CIN 0.0424 SO 0.0421 PNW 0.0416 TE 0.0401 AEP 0.0361 FE 0.0334 FPL 0.0328 PCG 0.0321 EXC 0.0304 PPL 0.0302 ETR 0.0284 EIX 0.0252 CNP 0.0206 AYE 0 Current dividend of $2.06 per share/current yield of 4.3% Potential future dividend increase will be based on underlying long-term cash flows Our Board of Directors evaluates the dividend policy annually S&P Electric Utilities Dividend Yield July 2005 Median 3.6%

Summary New business segments will provide increased focus and enhanced financial disclosure Normalized Q2 earnings are greatly improved 2005 guidance remains unchanged Balance sheet remains strong and cash metrics are improving

Conclusion

Improving regulatory environment Enhanced visibility on non-utility growth Funding growth through $2.0B of available cash Strong and consistent dividend Continued balance sheet strength and improving metrics Solid management team DTE Energy Stock Is a Good Investment

Appendix

Synfuel Earnings Background Quarterly earnings from synfuels primarily come from two sources: Quarterly payments received from partners in our projects as tax credits are allocated to them These payments are subject to gain recognition accounting Mark-to-market gains/losses from the oil options we purchased last year to protect a portion of our 2005 synfuel cash flow that is exposed to crude oil price risk The hedge does not qualify for hedge accounting; the changes in fair market value are recorded in current earnings

Recognition of Synfuel Earnings: Payments Received from Buyers Accounting principles for gain recognition of our synfuel sales proceeds are conservative Sale proceeds cannot be recognized until there is evidence they have become determinable and collectability has been reasonably assured Due to the rise in oil prices, a possibility exists that the reference price for oil could reach the threshold at which Section 29 tax credits phase out The certainty requirement for recognition of sale proceeds is very high. A more than remote probability of phase-out leads to not recognizing some portion of sales proceeds for the quarter. We believe the possibility of phase-out is unlikely, but the accounting standard is very high Until the accounting certainty requirement has been met, we expect to defer recognition of a portion of synfuel sales proceeds until later in the year

Synfuel Cash Protected Assumptions Current level of hedges - $25M spent on 2005 cash flow, $50M on 2006 & 2007 No prior year tax credit phase out No reduction in forecasted taxable income - AMT carryforwards used by 2009 Excludes impact of potential future incremental hedging Production forecast is realized All fixed cash payments received

2005 Cash Flow & Capital Expenditures ($ millions) * Accounted for as 'investing activity' on statement of cash flows ** Excludes potential growth capital 2005 Guidance Cash Flow Detroit Edison Operation - MichCon Non-Utility Corporate Total ($ millions) Environmental - SAP Implementation - Maintenance - Growth*** - $540-560 100 130-135 110-115 65-75 $1,020-1,070 75-85 - 2005 Guidance Capital Expenditures Cash from Operations $1,100-1,150 Synfuel Production Payment* 300-350 Adjusted Cash from Operations $1,400-1,500 Capital Expenditures** (1,020-1,070) Asset Sales & Other 30 Common Dividend (360) Total Cash Flow $0-150 *** 2005 growth capital expenditures is dependent on cash redeployment strategy

2005 Cash Available for Redeployment DTE Energy Cash Available for Redeployment ($ millions) Cash Flow $0-150 Cash from Financing Activities Securitization (100) Mandatory Convertibles 175 Additional Utility Financing 300 Cash Available for Redeployment $375-525

Map of Old Segments to New Segments - Utility Energy Resources Energy Distribution Energy Gas Power Generation Power Distribution Gas Distribution Detroit Edison MichCon & Citizens Gas

Map of Old Segments to New Segments - Non-Utility Synfuels Coke Batteries On-Site Energy Projects Power Generation Coal Services Biomass Energy Trading Energy Resources Overhead Upstream & Midstream Gas Waste Coal Recovery Coal Transportation Power & Industrial Overhead Fuel Transport Overhead Pipelines & Storage Shale Gas Production Power and Industrial Projects Fuel Transportation & Marketing Unconventional Gas Production

Reconciliation of 2005 Earnings Guidance - Previous Non-Utility Business Segments to Current Business Segments Operating Earnings ($ millions) Original Guidance

Book Tax Timing at MichCon Substantially Impacts Reported Earnings

DTE Energy

MichCon Actual/Forecasted Quarterly Effective Tax Rate Adjustment
($ millions)



2004
2005
$16
($8)
($9)
($43)
($23)
($59)
$16
$110
Q1
Q2
Q3
Q4

- **Due to the amortization of permanent items, MichCon's effective tax rate will differ from the statutory rate for the foreseeable future**
- **Identical to the Holding Company, MichCon must adjust the effective tax rate quarterly to remain consistent with the forecasted year-end tax rate**
- **The decline in reported earnings, as a result of rate case disallowances, has resulted in a sizable book tax rate adjustment in Q2**
- **This adjustment is eliminated at the holding company level and will reverse out by year end**
- **Due to the timing nature of these adjustments (which have no net impact for the total year), we have excluded this tax adjustment from operating earnings at both MichCon and the Holding Company**

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Leverage Calculation * Leverage would have been ~52%, if QUIDS were treated as debt ($ millions)

Reconciliation of Q2 Reported Earnings to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. * Holding Company includes discontinued operations and cumulative effect of accounting changes

Reconciliation of Year-to-Date Operating Earnings to Reported Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. * Holding Company includes discontinued operations and cumulative effect of accounting changes

Reconciliation of 2004 Operating Earnings to Reported Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. * Holding Company includes discontinued operations and cumulative effect of accounting changes